UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015

Avenue Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-36839	20-5556885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 10th Avenue South, Suite 400 Nashville, TN	37203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   615-736-6940

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2015, Avenue Financial Holdings held its Annual meeting of Stockholders. At the Annual Meeting, stockholders elected five Class I directors for a term of three years.

The votes cast on the one agenda item are set forth below:

1. Election of Class I Directors.

Director	For	Withheld	Broker non-votes

David G. Anderson	6,482,979	188,995	0
Agenia Clark	6,450,605	221,369	0
Patrick G. Emery	6,482,980	188,994	0
Karen Saul	6,460,530	211,444	0
Nancy Falls	6,462,979	208,995	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued June 16, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avenue Financial Holdings, Inc. (Registrant)
June 16, 2015 (Date)	/s/ BARBARA J. ZIPPERIAN Barbara J. Zipperian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 16, 2015